EXHIBIT 10.75

Independent Auditors’ Consent

We consent to the incorporation by reference in Registration Statement No. 333-16039, No. 333-64082, No. 333-64080, No. 333-107420 and No. 333-123330 on Form S-8 and Registration Statement No. 333-118655 on Form S-3 of Source Interlink Companies, Inc. of our report dated May 3, 2007 (May 14, 2007 as to the effects of the sale of the Company discussed in Note 18 to the combined financial statements), relating to the combined financial statements of PRIMEDIA Enthusiast Media appearing in this Current Report on Form 8-K of Source Interlink Companies, Inc.

/s/ DELOITTE & TOUCHE LLP

New York, New York
October 15, 2007